UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  07/07/2010

IKANOS COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-51532

DELAWARE	73-1721486
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

47669 Fremont Boulevard,Fremont, CA 94538
(Address of principal executive offices, including zip code)

(510) 979-0400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c) On July 7, 2010, Ikanos Communications, Inc (the "Company") received a letter of resignation from Dan Karr, Senior Vice President of Worldwide Sales. A copy of the resignation letter is filed herewith as Exhibit 99.1.

In addition, effective on July 7, 2010, Michael Kelly has accepted the position of Vice President of Worldwide Sales with the Company. Prior to joining the Company, Mr. Kelly served as Vice President of Sales at CSR plc from July 2009 to July 2010, as VP of Worldwide Sales at SiRF Technology, Inc. from August 2008 to July 2009, and as Director of Sales at SiRF from 1998 to August 2008.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits.

Exhibit
Number                    Description

99.1                    Letter of Resignation from Dan Karr to Dado Banatao and Jim Murphy dated July 7, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IKANOS COMMUNICATIONS, INC.

Date: July 07, 2010	By:	/s/ Noah D. Mesel
Noah D. Mesel
Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Letter of Resignation from Dan Karr to Dado Banatao and Jim Murphy dated July 7, 2010.